CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Glen P. Martin, President of The Galaxy Fund (the "Registrant"), certify that:

   1.     The  Form N-CSR  of   the  Registrant  (the "Report")   fully complies
          with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2.     The information  contained  in  the  Report  fairly  presents,  in all
          material    respects,   the   financial   condition  and   results  of
          operations of the Registrant.


Date:    JANUARY 26, 2005          /S/ GLEN P. MARTIN
     ----------------------        --------------------------
                                   Glen P. Martin, President
                                   (principal executive officer)


I, J. Kevin Connaughton, Treasurer of The Galaxy Fund (the "Registrant"), certify that:

   1.     The Form N-CSR of the Registrant  (the "Report")  fully  complies with
          the   requirements   of  Section  13(a)  or  15(d)  of  the Securities
          Exchange Act of 1934, as amended; and

   2.     The information  contained in the   Report   fairly presents,   in all
          material   respects,   the   financial   condition  and   results   of
          operations of the Registrant.


Date:    JANUARY 26, 2005          /S/ J. KEVIN CONNAUGHTON
     ----------------------        --------------------------------
                                   J. Kevin Connaughton, Treasurer
                                   (principal financial officer)